UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2007
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                         TEL-INSTRUMENT ELECTRONICS CORP
             (Exact name of registrant as specified in its charter)


         New Jersey                     33-18978                22-1441806
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


              728 Garden St
       Carlstadt, New Jersey 07072                        (201) 933-1600
          (Address of principal                  (Registrant's telephone number,
           executive offices)                            including area code)




                                 Not Applicable

         (Former name or former address, if changed since last report.)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Section 5.  Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
              Appointment of Principal Officers

            On August 30, 2007, the Board of Directors approved the appointment of Jeffrey C. O'Hara as President. Mr. O'Hara (49), the son-law of the Company's CEO, has served as a Director of the Company since 1998 and Vice President since August 2005, and Chief operating Officer since June 2006. Mr. O'Hara has an annual salary of $108,000. Mr. O'Hara was a Financial Consultant from 2001, and CFO/President of Alarm Security Group from 1999-2000.
            In addition, the Board of Directors approved the appointment of Marc Mastrangelo as Vice President. Mr. Mastrangelo (44) has served as Director of Manufacturing for the Company since January 2004. Mr. Mastrangelo has an annual salary of $123,000. Mr. Mastrangelo served as Business Unit Manager for Cooper Industries from 1997 to 2004. A copy of the press release is attached as
            Exhibit 99.1 and incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.


                                      TEL-INSTRUMENT ELECTRONICS CORP


Date:  August 31, 2007                By  /s/ Harold K. Fletcher
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                                              Harold K. Fletcher
                                              Chairman and President


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